ACTIVE ASSETS MONEY TRUST                                 Two World Trade Center

LETTER TO THE SHAREHOLDERS December 31, 2000            New York, New York 10048

DEAR SHAREHOLDER:

As of December 31, 2000, Active Assets Money Trust had net assets of approximately $23.5 billion, up 29 percent from a year earlier. The average maturity of the Fund's portfolio was 76 days and its annualized net investment income for the six-month period ended December 31, 2000 was 6.16 percent. For the seven-day period ended December 31, 2000, the Fund provided an effective yield of 6.36 percent and a current yield of 6.17 percent, while its 30-day current yield for December was 6.19 percent.

MARKET OVERVIEW

Yields available from money-market securities reached their highest levels in recent years during the third calendar quarter of 2000, then declined moderately in the fourth quarter. By December, it became clear that the pace of economic activity was slowing significantly from the robust rates achieved during the first three quarters of 2000. Yield levels began to fall in anticipation of future reductions in the Federal Open Market Committee's target rate for federal funds. In fact, on January 3, 2001, the Committee announced the first of what could potentially be a series of cuts in the federal funds target rate, lowering it from 6.50 percent to 6.00 percent.

PORTFOLIO COMPOSITION AND STRUCTURE

On December 31, 2000, approximately 73 percent of the Fund's portfolio was invested in high-quality commercial paper, 20 percent in federal agency and U.S. Treasury obligations, and the remaining 7 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 84 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high degree of liquidity. As always, we try to operate the Fund in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively

ACTIVE ASSETS MONEY TRUST
with changing interest rates. We believe that the Fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

LOOKING AHEAD

We expect the pace of economic activity during the first six months of 2001 to continue to slow. Because the index of leading economic indicators produced negative readings for most of the second half of 2000, we anticipate that the Fed will take further steps to reduce short-term interest rates during the first half of 2001. Consequently, the net yield results that can be achieved in the first half of 2001 are likely to be lower than those realized during the preceding six months.

We appreciate your ongoing support of Active Assets Money Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

ACTIVE ASSETS MONEY TRUST

PORTFOLIO OF INVESTMENTS December 31, 2000 (unaudited)

                                                          ANNUALIZED
PRINCIPAL                    DESCRIPTION                     YIELD
AMOUNT IN                        AND                      ON DATE OF
THOUSANDS                  MATURITY DATES                  PURCHASE          VALUE
---------------------------------------------------------------------------------------
             COMMERCIAL PAPER (73.4%)
             Banking (5.6%)
$  300,000   Chase Manhattan Corp.
              02/26/01 - 04/16/01.......................  6.57 - 6.58%  $   296,437,403
   409,500   Citicorp
              01/17/01 - 02/08/01.......................  6.52 - 6.64       407,637,709
   520,700   Morgan (J.P.) & Co. Inc.
              02/16/01 - 03/12/01.......................  6.46 - 6.62       515,469,102
    85,000   Wells Fargo & Co.
              02/23/01 - 03/13/01.......................  6.46 - 6.61        84,054,326
                                                                        ---------------
                                                                          1,303,598,540
                                                                        ---------------
             Computer Processing Hardware (0.6%)
   135,000   IBM Credit Corp.
              01/03/01 - 01/12/01.......................     6.61           134,754,275
                                                                        ---------------

             Finance - Automotive (9.4%)
 1,049,650   Ford Motor Credit Co.
              01/02/01 - 01/12/01.......................  6.60 - 6.64     1,047,858,798
 1,150,000   General Motors Acceptance Corp.
              01/05/01 - 01/26/01.......................  6.54 - 6.65     1,146,512,250
                                                                        ---------------
                                                                          2,194,371,048
                                                                        ---------------
             Finance - Consumer (4.9%)
   483,850   American Express Credit Corp.
              01/10/01 - 03/30/01.......................  6.39 - 6.61       481,213,814
   100,000   Household Finance Corp.
              01/08/01..................................     6.61            99,835,500
   580,000   New Center Asset Trust
              01/25/01 - 03/19/01.......................  6.40 - 6.66       573,949,600
                                                                        ---------------
                                                                          1,154,998,914
                                                                        ---------------
             Finance - Corporate (3.5%)
   200,000   CIT Group Inc. (The)
              01/12/01 - 01/24/01.......................     6.66           199,305,083
   630,400   Ciesco, L.P.
              01/09/01 - 02/28/01.......................  6.40 - 6.64       625,752,898
                                                                        ---------------
                                                                            825,057,981
                                                                        ---------------
             Finance/Rental/Leasing (0.5%)
   125,000   International Lease Finance Corp.
              02/07/01..................................     6.64           124,121,146
                                                                        ---------------

             Financial Conglomerates (6.8%)
   444,850   Associates Corp. of North America
              01/22/01 - 03/12/01.......................  6.59 - 6.66       440,720,225

                      SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS MONEY TRUST

PORTFOLIO OF INVESTMENTS December 31, 2000 (unaudited) continued


                                                          ANNUALIZED
PRINCIPAL                    DESCRIPTION                     YIELD
AMOUNT IN                        AND                      ON DATE OF
THOUSANDS                  MATURITY DATES                  PURCHASE          VALUE
---------------------------------------------------------------------------------------
$1,172,100   General Electric Capital Corp.
              01/24/01 - 06/22/01.......................  6.08 - 6.85%  $ 1,152,237,867
                                                                        ---------------
                                                                          1,592,958,092
                                                                        ---------------
             Integrated Oil (0.6%)
   135,000   Texaco, Inc.
              02/20/01..................................     6.50           133,748,100
                                                                        ---------------

             International Banks (38.8%)
   200,000   ABN-AMRO North America Finance Inc.
              03/15/01..................................     6.42           197,366,668
   450,000   ANZ (DE) Inc.
              02/06/01 - 02/27/01.......................  6.58 - 6.62       446,133,139
   975,000   Abbey National North America Corp.
              01/16/01 - 02/20/01.......................  6.63 - 6.64       969,515,275
 1,100,000   Barclays U.S. Funding Corp.
              01/04/01 - 01/23/01.......................  6.58 - 6.66     1,097,004,840
   700,000   Canadian Imperial Holdings Inc.
              02/20/01 - 04/20/01.......................  6.36 - 6.62       690,678,736
   147,640   CBA (Delaware) Finance Inc.
              02/08/01 - 02/12/01.......................  6.59 - 6.62       146,500,861
   184,350   Cregem North America Inc.
              02/26/01 - 02/28/01.......................  6.62 - 6.63       182,388,771
   954,000   Deutsche Bank Financial Inc.
              02/26/01 - 05/14/01.......................  6.31 - 6.66       937,628,366
 1,050,000   Dresdner U.S. Finance Inc.
              02/09/01 - 02/21/01.......................  6.59 - 6.61     1,041,313,444
   168,095   Halifax PLC
              02/01/01 - 03/08/01.......................  6.45 - 6.64       166,595,245
   100,000   Royal Bank of Canada
              04/05/01..................................     6.57            98,290,667
 1,175,000   Societe Generale N.A. Inc.
              02/06/01 - 03/30/01.......................  6.38 - 6.63     1,161,322,503
 1,083,550   Toronto-Dominion Holdings (USA) Inc.
              02/22/01 - 04/25/01.......................  6.21 - 6.61     1,068,702,885
   921,275   UBS Finance (Delaware) LLC
              01/22/01 - 04/18/01.......................  6.32 - 6.93       909,065,695
                                                                        ---------------
                                                                          9,112,507,095
                                                                        ---------------
             Investment Bankers/Brokers/Services (2.7%)
   650,000   Goldman Sachs Group Inc.
              01/17/01 - 02/15/01.......................  6.56 - 6.62       644,932,278
                                                                        ---------------

             TOTAL COMMERCIAL PAPER
             (Cost $17,221,047,469).....................                 17,221,047,469
                                                                        ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS MONEY TRUST

PORTFOLIO OF INVESTMENTS December 31, 2000 (unaudited) continued


                                                          ANNUALIZED
PRINCIPAL                    DESCRIPTION                     YIELD
AMOUNT IN                        AND                      ON DATE OF
THOUSANDS                  MATURITY DATES                  PURCHASE          VALUE
---------------------------------------------------------------------------------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (20.2%)
$   35,000   Federal Farm Credit Banks
              01/02/01..................................     6.26%      $    34,982,821
 1,155,200   Federal Home Loan Banks
              01/26/01 - 06/27/01.......................  6.00 - 7.07     1,134,967,378
   897,725   Federal Home Loan Mortgage Corp.
              02/01/01 - 08/31/01.......................  5.97 - 6.50       876,138,287
 2,596,600   Federal National Mortgage Assoc.
              02/02/01 - 10/05/01.......................  6.05 - 6.85     2,500,936,232
   200,000   U.S. Treasury Bill
              03/29/01..................................     5.76           197,191,556
                                                                        ---------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $4,744,216,274)......................                  4,744,216,274
                                                                        ---------------

             CERTIFICATES OF DEPOSIT (4.9%)
   150,000   Chase Manhattan Bank (USA) N.A.
              03/12/01..................................     6.50           150,000,000
 1,000,000   SunTrust Bank, Atlanta
              01/29/01 - 03/13/01.......................  6.51 - 6.61     1,000,000,000
                                                                        ---------------

             TOTAL CERTIFICATES OF DEPOSIT
             (Cost $1,150,000,000)......................                  1,150,000,000
                                                                        ---------------

             SHORT-TERM BANK NOTE (1.5%)
   350,000   Bank of America, N.A.
              02/05/01 - 02/08/01 (Cost $350,000,000)...     6.67           350,000,000
                                                                        ---------------

             TOTAL INVESTMENTS
             (Cost $23,465,263,743) (a).................        100.0%   23,465,263,743

             OTHER ASSETS IN EXCESS OF LIABILITIES .....          0.0         5,789,637
                                                                 ----   ---------------

             NET ASSETS ................................        100.0%  $23,471,053,380
                                                                =====   ===============

---------------------
(a)  Cost is the same for federal income tax purposes.

                      SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS MONEY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (unaudited)
ASSETS:
Investments in securities, at value
 (cost $23,465,263,743)...............  $23,465,263,743
Cash..................................           12,910
Receivable for:
    Interest..........................       10,590,042
    Shares of beneficial interest
     sold.............................        2,792,993
Prepaid expenses and other assets.....          385,129
                                        ---------------

    TOTAL ASSETS......................   23,479,044,817
                                        ---------------

LIABILITIES:
Payable for:
    Investment management fee.........        5,038,739
    Plan of distribution fee..........        1,917,216
Accrued expenses and other payables...        1,035,482
                                        ---------------

    TOTAL LIABILITIES.................        7,991,437
                                        ---------------

    NET ASSETS........................  $23,471,053,380
                                        ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital.......................  $23,471,042,135
Accumulated undistributed net
 investment income....................           11,245
                                        ---------------

    NET ASSETS........................  $23,471,053,380
                                        ===============

NET ASSET VALUE PER SHARE,
 23,471,042,135 shares outstanding
 (unlimited shares authorized of $.01
   par value).........................            $1.00
                                                  =====

STATEMENT OF OPERATIONS
For the six months ended December 31, 2000 (unaudited)
NET INVESTMENT INCOME:

INTEREST INCOME..........................  $762,265,302
                                           ------------

EXPENSES
Investment management fee................    30,559,305
Plan of distribution fee.................    11,603,509
Transfer agent fees and expenses.........     4,058,104
Registration fees........................       889,425
Custodian fees...........................       435,485
Shareholder reports and notices..........       198,779
Professional fees........................        28,514
Trustees' fees and expenses..............         8,556
Other....................................        68,852
                                           ------------

    TOTAL EXPENSES.......................    47,850,529
                                           ------------

    NET INVESTMENT INCOME................   714,414,773

    NET REALIZED GAIN....................        56,639
                                           ------------

NET INCREASE.............................  $714,471,412
                                           ============

                      SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS MONEY TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                    FOR THE SIX        FOR THE YEAR
                                                    MONTHS ENDED           ENDED
                                                  DECEMBER 31, 2000    JUNE 30, 2000
-------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...........................   $   714,414,773    $ 1,036,728,995
Net realized gain...............................            56,639              1,305
                                                   ---------------    ---------------

    NET INCREASE................................       714,471,412      1,036,730,300
                                                   ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................      (714,407,508)    (1,036,739,747)
Net realized gain...............................           (57,603)              (341)
                                                   ---------------    ---------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS...........      (714,465,111)    (1,036,740,088)
                                                   ---------------    ---------------

Net increase from transactions in shares of
 beneficial interest............................     2,498,898,835      4,982,775,399
                                                   ---------------    ---------------

    NET INCREASE................................     2,498,905,136      4,982,765,611
NET ASSETS:
Beginning of period.............................    20,972,148,244     15,989,382,633
                                                   ---------------    ---------------

    END OF PERIOD
    (Including undistributed net investment
    income of $11,245 and $3,980, respectively).   $23,471,053,380    $20,972,148,244
                                                   ===============    ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS MONEY TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Active Assets Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on March 30, 1981 and commenced operations on July 7, 1981.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding

ACTIVE ASSETS MONEY TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 2000 (unaudited) continued


$1 billion; 0.35% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.25% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; 0.249% to the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; and 0.248% to the portion of the daily net assets exceeding $17.5 billion.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets. For the six months ended December 31, 2000, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2000 aggregated $50,421,658,716 and $48,600,186,873, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $28,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended December 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,970. At December 31, 2000, the Fund had an accrued pension liability of $53,572 which is included in accrued expenses in the Statement of Assets and Liabilities.

ACTIVE ASSETS MONEY TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 2000 (unaudited) continued


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                 FOR THE SIX       FOR THE YEAR
                                                                MONTHS ENDED           ENDED
                                                              DECEMBER 31, 2000    JUNE 30, 2000
                                                              -----------------   ---------------
                                                                 (unaudited)
Shares sold.................................................    44,802,591,023     85,552,651,140
Shares issued in reinvestment of dividends and
 distributions..............................................       713,156,659      1,034,424,652
                                                               ---------------    ---------------
                                                                45,515,747,682     86,587,075,792
Shares repurchased..........................................   (43,016,848,847)   (81,604,300,393)
                                                               ---------------    ---------------
Net increase in shares outstanding..........................     2,498,898,835      4,982,775,399
                                                               ===============    ===============

ACTIVE ASSETS MONEY TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                FOR THE SIX                FOR THE YEAR ENDED JUNE 30,
                                                               MONTHS ENDED      -----------------------------------------------
                                                             DECEMBER 31, 2000    2000      1999      1998      1997      1996
--------------------------------------------------------------------------------------------------------------------------------
                                                                (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period.......................       $  1.00        $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                  -------        -------   -------   -------   -------   -------

Net income from investment operations......................         0.031          0.054     0.048     0.052     0.051     0.052

Less dividends from net investment income..................        (0.031)        (0.054)   (0.048)   (0.052)   (0.051)   (0.052)
                                                                  -------        -------   -------   -------   -------   -------

Net asset value, end of period.............................       $  1.00        $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                  =======        =======   =======   =======   =======   =======

TOTAL RETURN...............................................          3.12%(1)       5.50%     4.92%     5.38%     5.23%     5.33%

RATIOS TO AVERAGE NET ASSETS:

Expenses...................................................          0.41%(2)       0.42%     0.43%     0.44%     0.45%     0.47%

Net investment income......................................          6.16%(2)       5.38%     4.78%     5.24%     5.07%     5.21%

SUPPLEMENTAL DATA:

Net assets, end of period, in millions.....................       $23,471        $20,972   $15,989   $11,922   $ 8,928   $ 7,170

---------------------
(1)  Not annualized.
(2)  Annualized.

                          SEE NOTES TO FINANCIAL STATEMENTS

                                                                          [LOGO]

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

ACTIVE ASSETS
MONEY TRUST


Semiannual Report
December 31, 2000